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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 26, 2006

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                    1-2960                72-1123385
  (State or other jurisdiction        (Commission           (IRS  Employer
         of incorporation)            File Number)        Identification No.)

             3850 NORTH CAUSEWAY, SUITE 1770
                    METAIRIE, LOUISIANA                         70002
           (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.06  MATERIAL IMPAIRMENTS.
           SEE THE DISCUSSION UNDER ITEM 4.02 BELOW.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     As disclosed in the Current Report on Form 8-K filed by Newpark Resources, Inc. with the Securities and Exchange Commission on April 17, 2006, the Audit Committee of the Board of Directors commissioned an internal investigation, led by independent counsel, regarding potential irregularities involving the processing and payment of invoices by Soloco Texas, LP, ("Soloco") one of Newpark's smaller subsidiaries, and other transactions. Based on evidence obtained during the course of the investigation, the Audit Committee has determined that certain transactions between Soloco and a supplier with which Soloco had a significant commercial relationship were not properly accounted for, and that certain payments of invoices by Soloco to such supplier were improperly paid. In addition, the Audit Committee concluded that certain intangible assets that had been recorded in connection with a series of license arrangements and certain other transactions that had been entered into between Soloco and the same supplier during the 1990s and through 2002 had either become impaired or had not received proper accounting treatment at the time the intangibles had been recorded.

     After analyzing the pertinent quantitative and qualitative factors surrounding these transactions, on June 26, 2006, the Audit Committee of the Board of Directors of Newpark Resources, Inc., in consultation with and upon the recommendation of Newpark's management, and after consultation with the Company's independent registered public accounting firm, concluded that its previously issued audited financial statements for the fiscal years ended December 31, 2001 through 2005, and its interim unaudited financial statements for the fiscal quarters within 2004 and 2005, should be restated. Accordingly, these financial statements and the independent registered public accounting firm's reports related to the financial statements contained in Newpark's prior filings with the Securities and Exchange Commission should no longer be relied upon. Newpark will amend its Annual Report on Form 10-K for the year ended December 31, 2005 and its quarterly reports on Form 10-Q for the periods within that year to make the necessary adjustments to its financial statements.

     As disclosed in Newpark's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2006, Newpark had expected the results of the investigation to conclude that there would be charges related to asset impairments and other adjustments not exceeding $10 million on a pretax basis, subject to possible recovery from third parties. Excluding the effects of improper granting of stock options on previously issued financial statements noted below under the caption Item 8.01 Other Events, which remains the subject of an investigation not yet concluded, the Audit Committee presently expects the total impact of the restatement of the financial statements for the periods referenced above to not be in excess of the original $10 million estimate, with a substantial portion of the charges, all of which are non-cash charges, being attributed to the fiscal years ended December 31, 2002 and 2003, and earlier periods.

     While the initial investigation related to matters at Soloco is now complete, and the investigation of improper option granting practices noted below is nearing completion, Newpark cannot predict with certainty when it will be able to file its amended reports or its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. However, Newpark will make the necessary filings as soon as practical.

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ITEM 8.01  OTHER EVENTS.

     During the course of the internal investigation, the Audit Committee also requested a review of the Company's past practices regarding the awarding of stock options, which was deemed an appropriate line of inquiry of the originally commissioned investigation given the recent focus by the Securities and Exchange Commission and others on stock option grant practices by publicly traded companies. This review is ongoing, but the preliminary findings of the investigation are that certain stock options granted prior to June 2003 were dated on a date other than the date their issuance was approved, and the exercise price of such options was determined by reference to sales prices of the Company's common stock other than the fair market vale of the stock as of the date of grant, in contravention of the Company's stock option plan. For periods thereafter, all stock options granted by the Company appear to have conformed to the requirements of the plan.

     While the investigation of the improper option granting practices is not yet complete and the related financial statement impact has not been fully evaluated, preliminary estimates indicate that the reduction in pretax income for the fiscal years 2003 through 2005 is not expected to exceed $2 million in the aggregate, depending on final determination of the actual date of grant. The reduction in pre-tax income for the referenced periods, however, is not expected to reduce total stockholders' equity.

     The Audit Committee and management have discussed the matters disclosed under Items 2.06, 4.02 and 8.01 with Newpark's independent registered public accounting firm.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     The Company's chief executive officer, with approval of the Board of Directors, decided to terminate the employment of Mr. James Cole, the Company's former chief executive officer and current chairman of Newpark Environmental Water Solutions and Mr. Matt Hardey, the Company's chief financial officer. Mr. Cole and Mr. Hardey had previously been placed on administrative leave by the Board of Directors at the time of the commencement of the previously announced internal investigation commissioned by the Audit Committee. In the case of Messrs. Cole and Hardey, the Board found, based on the findings of the internal investigation, that cause existed for their termination given their responsibility for many of the actions uncovered by the investigation that have led to the Company's determination that a restatement of prior period financial statements is required. Mr. Cole previously elected voluntarily not to stand for re-election as a member of Newpark's board of directors at the next annual meeting of stockholders.

     A copy of the press release regarding the matters disclosed herein is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

        99.1   Press release issued by Newpark Resources, Inc. on June 29, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEWPARK RESOURCES, INC.


Dated:  June 29, 2006              By: /s/ Eric M. Wingerter
                                       ----------------------------------------
                                       Eric M. Wingerter,
                                       Vice President, Corporate Controller and
                                       Acting Chief Financial Officer
                                       (Principal Financial and
                                       Accounting Officer)

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